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                                 JANUS ADVISER
                                 US Value Fund

                        Supplement Dated April 29, 2004
                      to Currently Effective Prospectuses

Effective on or about July 6, 2004, US Value Fund will change its name to "Focused Value Fund" and will eliminate its policy to invest, under normal circumstances, at least 80% of its net assets in securities of U.S. companies. Focused Value Fund will adopt a policy to invest, under normal circumstances, at least 65% of its net assets in securities of U.S. companies, as defined in the Prospectus. Focused Value Fund will continue to emphasize investments in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

119-31-102 04-04